UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2016

SLEEPAID HOLDING CO.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55446	47-3785730
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Rm 10 1/F Wellborne Commercial Centre 8 Java Road North Point, Hong Kong
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (852) 28062312

____________________________________________

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

1.	Old Independent Registered Public Accounting Firm

Sleepaid Holding Co. (the "Company") was notified that, effective April 30, 2016, its auditor, AWC (CPA) Limited ("AWC") merged (the "Merger") with Dominic K.F. Chan & Co ("DKFC") and formed DCAW (CPA) Limited ("DCAW"), which is registered with the Public Company Accounting Oversight Board (PCAOB).

As a result of the Merger, AWC resigned as the Company's independent registered public accounting firm on April 30, 2016. On May 5, 2016, the Company engaged DCAW (CPA) Limited as its independent registered public accounting firm. The engagement of DCAW was approved by the Company's Board of Directors on May 5, 2016.

The reports of AWC on the Company's consolidated financial statements as of and for the fiscal years ended December 31, 2015 and 2014 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2015 and 2014, and the subsequent interim period through May 5, 2016, there were no (i) "disagreements" (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) with AWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to AWC's satisfaction, would have caused AWC to make reference to the subject matter thereof in its reports for such fiscal years and interim period, or (ii) "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided AWC with a copy of the disclosures made in this Current Report on Form 8-K and requested that AWC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company's statements herein and, if not, stating the respects in which it does not agree. A copy of the letter furnished by AWC is attached as Exhibit 16.1 hereto.

2.	New Independent Registered Public Accounting Firm.

On May 5, 2016, the Company engaged DCAW as its new independent certified public accounting firm to audit the Company's financial statements for the fiscal year ended December 31, 2016.

During the fiscal years ended December 31, 2015 and 2014, and the subsequent interim period through May 5, 2016, neither the Company nor anyone on its behalf consulted with DWAC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided to the Company that DWAC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement" (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) or a "reportable event" (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter of AWC (CPA) Limited dated May 5, 2016

2

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SLEEPAID HOLDING CO.

Date: May 9, 2016	By:	/s/ Tao Wang
Tao Wang, CEO